UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2013 (March 13, 2013)

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-35074 (Commission File Number)	27-2962512 (I.R.S. Employer Identification No.)

SUMMIT HOTEL OP, LP

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-54273 (Commission File Number)	27-0617340 (I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100

Austin, Texas 78738

(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 13, 2013, Summit Hotel Properties, Inc. (the “Company”) and the Company’s operating partnership, Summit Hotel OP, LP (the “Operating Partnership”), entered into an underwriting agreement with Raymond James & Associates, Inc., Robert W. Baird & Co. Incorporated and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company has agreed to offer and sell, and the Underwriters have agreed to purchase, 3,000,000 shares of the Company’s 7.125% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series C Preferred Stock”). The Series C Preferred Stock is being sold by the Company to the Underwriters at a price of $24.2125 per share. The Series C Preferred Stock is being offered and sold by the Underwriters to the public at a price of $25.00 per share. Pursuant to the terms of the underwriting agreement, the Company has granted the Underwriters a 30-day option to purchase up to an additional 400,000 shares of Series C Preferred Stock to cover over-allotments. On March 18, 2013, the Underwriters exercised their over-allotment option in full. The offering is expected to close on March 20, 2013, subject to customary closing conditions pursuant to the terms of the underwriting agreement.

The Company estimates that the net proceeds from the offering of the Series C Preferred Stock, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, will be approximately $82.1 million.

In the underwriting agreement, the Company and the Operating Partnership made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The underwriting agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description herein of the material terms of the underwriting agreement is qualified in its entirety by reference to that exhibit.  In connection with the filing of the underwriting agreement, the Company is filing the opinion of Venable LLP, its Maryland counsel, as Exhibit 5.1 to this Current Report on Form 8-K and the opinion of Hunton & Williams LLP, its special tax counsel, as Exhibit 8.1 to this Current Report on Form 8-K.

Item 3.03  Material Modification to Rights of Security Holders.

In connection with the offering of the Series C Preferred Stock described above, on March 18, 2013, the Company filed, with the State Department of Assessments and Taxation of the State of Maryland, Articles Supplementary to the Articles of Amendment and Restatement of the Company, pursuant to which the Company has classified and designated 3,400,000 authorized but unissued shares of preferred stock, $0.01 par value per share, of the Company as “7.125% Series C Cumulative Redeemable Preferred Stock.” A summary of the material terms of the Series C Preferred Stock is set forth under the caption “Description of the Series C Preferred Stock” in the Company’s prospectus supplement, dated March 13, 2013 and filed with the SEC on March 14, 2013, relating to the offering of the Series C Preferred Stock. The summary of the Series C Preferred Stock in such prospectus supplement, which is qualified in its entirety by reference to the Articles Supplementary filed as Exhibit 3.1 to this Current Report on Form 8-K, is incorporated by reference herein.

The Series C Preferred Stock ranks senior to the Company’s common stock with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. The Series C Preferred Stock ranks on a parity with the Company’s 9.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”), and the Company’s 7.875% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series B Preferred Stock”), with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

In addition to other preferential rights, each holder of Series C Preferred Stock is entitled to receive a liquidation preference, which is equal to $25.00 per share of Series C Preferred Stock, plus any accrued and unpaid distributions thereon, before the holders of the Company’s common stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company. Furthermore, the Company is restricted from declaring or paying any distributions, or setting aside any funds for the payment of distributions, on its common stock, Series A Preferred Stock or Series B Preferred Stock or, subject to certain exceptions, redeeming or otherwise acquiring shares of its common stock, Series A Preferred Stock or Series B Preferred Stock, unless full cumulative distributions on the Series C Preferred Stock have been declared and either paid or set aside for payment in full for all past distribution periods.

In connection with the anticipated closing of the offering of the Series C Preferred Stock, Summit Hotel GP, LLC (“Summit GP”), a wholly owned subsidiary of the Company and the sole general partner of the Operating Partnership, on its own behalf as general partner of the Operating Partnership and on behalf of the limited partners of the Operating Partnership, will execute the Fourth Amendment (the “Fourth Amendment”) to the First Amended and Restated Agreement of Limited Partnership, as amended (the “Limited Partnership Agreement”). The purpose of the Fourth Amendment will be to designate a series of preferred units of the Operating Partnership as “7.125% Series C Cumulative Redeemable Preferred Units” (the “Series C Preferred Units”) and to authorize the issuance of up to 3,400,0000 Series C Preferred Units. The Series C Preferred Units will be issued to the Company in exchange for its contribution of the net proceeds from the anticipated sale of the Series C Preferred Stock in the offering described above. The terms of the Series C Preferred Units to be issued to the Company will mirror the terms of the Series C Preferred Stock. This summary of the Series C Preferred Units is qualified in its entirety by reference to the form of the Fourth Amendment filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

The Series C Preferred Units will rank senior to the Operating Partnership’s common units with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Operating Partnership. The Series C Preferred Units will rank on a parity with the Operating Partnership’s 9.25% Series A Cumulative Redeemable Preferred Units (the “Series A Preferred Units”) and the Operating Partnership’s 7.875% Series B Cumulative Redeemable Preferred Units (the “Series B Preferred Units”) with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Operating Partnership.

In addition to other preferential rights, the Company, as the holder of all of the Series C Preferred Units to be issued and outstanding, will be entitled to receive a liquidation preference, which is equal to $25.00 per Series C Preferred Unit, plus any accrued and unpaid distributions thereon, before the holders of the Operating Partnership’s common units, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Operating Partnership. Furthermore, the Operating Partnership will be restricted from declaring or paying any distributions, or setting aside any funds for the payment of distributions, on its common units, Series A Preferred Units or Series B Preferred Units or, subject to certain exceptions, redeeming or otherwise acquiring its common units, Series A Preferred Units or Series B Preferred Units, unless full cumulative distributions on the Series C Preferred Units have been declared and either paid or set aside for payment in full for all past distribution periods..

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are based upon the Company’s expectations, but these statements are not guaranteed to occur. For example, the fact that the offering of Series C Preferred Stock has priced may imply that such offering will close, but the closing of such offering is subject to conditions customary in transactions of this type and may be delayed or may not occur at all. Investors should not place undue reliance upon forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

1.1                               Underwriting Agreement, dated March 13, 2013, by and among Summit Hotel Properties, Inc. and Summit Hotel OP, LP and Raymond James & Associates, Inc., Robert W. Baird & Co.

Incorporated and RBC Capital Markets, LLC, as the representatives of the several underwriters named therein.

3.1                               Articles Supplementary designating the Company’s 7.125% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share.

3.2                               Form of Amendment No. 4 to the First Amended and Restated Agreement of Limited Partnership of Summit Hotel OP, LP, designating the Operating Partnership’s 7.125% Series C Cumulative Redeemable Preferred Units.

5.1                               Opinion of Venable LLP regarding the legality of the 7.125% Series C Cumulative Redeemable Preferred Stock.

8.1                               Opinion of Hunton & Williams LLP regarding certain tax matters.

12.1                        Statement regarding the computation of the pro forma ratio of earnings to combined fixed charges and preferred stock dividends.

23.1                        Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2                        Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC. (Registrant)

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: March 19, 2013		Vice President, General Counsel and Secretary

SUMMIT HOTEL OP, LP (Registrant)

	By:	SUMMIT HOTEL GP, LLC, its General Partner

	By:	SUMMIT HOTEL PROPERTIES, INC.,
its Sole Member

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: March 19, 2013		Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement, dated March 13, 2013, by and among Summit Hotel Properties, Inc. and Summit Hotel OP, LP and Raymond James & Associates, Inc., Robert W. Baird & Co. Incorporated and RBC Capital Markets, LLC, as the representatives of the several underwriters named therein.

3.1	Articles Supplementary designating the Company’s 7.125% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share.

3.2

Form of Amendment No. 4 to the First Amended and Restated Agreement of Limited Partnership of Summit Hotel OP, LP designating the Operating Partnership’s 7.125% Series C Cumulative Redeemable Preferred Units.

5.1	Opinion of Venable LLP regarding the legality of the 7.125% Series C Cumulative Redeemable Preferred Stock.

8.1	Opinion of Hunton & Williams LLP regarding certain tax matters.

12.1	Statement regarding the computation of the pro forma ratio of earnings to combined fixed charges and preferred stock dividends.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).